UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way
Thomasville, North Carolina		27360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Old Dominion Freight Line, Inc. (the "Company") held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 17, 2023. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2023, were voted upon by the Company’s shareholders at the Annual Meeting. The final voting results are reported below.

Proposal 1 – Election of Eleven Directors

Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Sherry A. Aaholm	92,905,756	3,640,446	2,449,326
David S. Congdon	93,847,771	2,698,431	2,449,326
John R. Congdon, Jr.	94,989,130	1,557,072	2,449,326
Andrew S. Davis	96,195,188	351,014	2,449,326
Bradley R. Gabosch	93,229,416	3,316,786	2,449,326
Greg C. Gantt	95,442,372	1,103,830	2,449,326
Patrick D. Hanley	95,309,432	1,236,770	2,449,326
John D. Kasarda	85,091,585	11,454,617	2,449,326
Wendy T. Stallings	95,473,341	1,072,861	2,449,326
Thomas A. Stith, III	93,232,839	3,313,363	2,449,326
Leo H. Suggs	89,232,138	7,314,064	2,449,326

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
92,451,810	3,821,527	272,865	2,449,326

Proposal 3 – Vote, on an Advisory Basis, on the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

The shareholders recommended, on an advisory basis, that the advisory vote on the compensation of the Company’s named executive officers should be held on an annual basis based on the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
95,154,138	25,246	1,331,394	35,424	2,449,326

The Company has determined that it will continue to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s 2029 Annual Meeting of Shareholders.

Proposal 4 – Ratification of the Appointment of our Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was approved by the shareholders based on the following vote:

For	Against	Abstain
95,917,636	3,052,876	25,016

Item 8.01. Other Events.

On May 18, 2023, the Company issued a press release announcing that its Board of Directors had declared a quarterly cash dividend of $0.40 per share of common stock, payable on June 21, 2023, to shareholders of record at the close of business on June 7, 2023. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ Kimberly S. Maready
Kimberly S. Maready
Vice President – Accounting & Finance
(Principal Accounting Officer)

Date: May 18, 2023